UNCONDITIONAL GUARANTY

THIS UNCONDITIONAL GUARANTY (this “Guaranty”) is made as of August 18, 2009, by The LGL Group, Inc., a Delaware corporation (“Guarantor”), for the benefit of First National Bank of Omaha, a national banking association (“Bank”).

RECITALS:

A.

M-tron Industries, Inc., a Delaware corporation (“M-TRON”), and Piezo Technology, Inc., a Florida corporation (“Piezo” and together with M-TRON, “Borrowers”), each subsidiaries of Guarantor, have applied for credit, or are presently indebted or obligated to Bank; and

B.

For the purpose of inducing Bank to extend credit to Borrowers and because Guarantor will benefit from the credit extended to Borrowers, Guarantor agrees to guarantee the prompt payment of the indebtedness and liabilities of Borrowers to Bank in accordance with the terms and conditions of this Guaranty.

NOW, THEREFORE, for value received, and in consideration of the financial accommodations given or to be given or continued to Borrowers by Bank, and for other good and valuable consideration to Guarantor, the receipt and sufficiency of which is hereby acknowledged:

1.

Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Bank any and all amounts, including, without limitation, principal and interest, taxes, insurance premiums, reimbursements, late charges, default interest, damages, indemnity obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to Bank pursuant to the following agreements (collectively, the “Documents”):

a.

Amended & Restated Loan Agreement, dated as of the date hereof, between Borrowers and Bank, as amended, restated or otherwise modified from time to time (the “Loan Agreement”).

b.

Term Note, dated as of the date hereof, executed by Borrowers and payable to Bank in the amount of $1,058,219.44, and all promissory notes given in exchange, renewal or substitution thereof (“Term Note”).

c.

Revolving Note, dated as of the date hereof, executed by Borrowers and payable to Bank in the amount of $4,000,000.00, and all promissory notes given in exchange, renewal or substitution thereof (“Revolving Note”, and collectively with the Term Note, the “Notes”).

d.

Security Agreement, dated as of the date hereof, executed by M-TRON in favor of Bank, as amended, restated or otherwise modified from time to time.

e.

Security Agreement, dated as of the date hereof, executed by Piezo in favor of Bank, as amended, restated or otherwise modified from time to time.

f.

Patent Security Agreement, dated as of the date hereof, executed by Borrowers in favor of Bank, as amended, restated or otherwise modified from time to time.

g.

Any other document, agreement, instrument or certificate contemplated by any of the foregoing agreements, or any other documents, agreements, instruments or certificates entered into between Bank and Borrowers with respect to any other money or credit heretofore or hereafter advanced by Bank to or for the account of Borrowers.

2.

Guarantor also unconditionally guarantees the satisfaction of all conditions by Borrowers and the full and timely performance of all obligations to be performed by Borrowers, under or pursuant to the Documents (the matters which are guaranteed pursuant to Section 1 and Section 2 are hereinafter collectively referred to as the “Obligations”).

3.

This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally: (a) waives any requirement that Bank first make demand upon, or seek to enforce or exhaust remedies against, Borrowers or any other person or entity (including any other guarantor) or any of the collateral or property of Borrowers or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, such Guarantor; (b) waives all rights arising out of any statute now existing or hereafter enacted with respect to guaranty or suretyship and which may otherwise require Bank at any time to take legal action against Borrowers; (c) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; and (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Borrowers or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

4.

This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Documents, all without notice to, or the further consent of, Guarantor: (a) the waiver by Bank of the observance or performance by Borrowers, Guarantor or any one or more of them of any of the obligations, undertakings, conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification or amendment (whether material or otherwise) of any of the obligations of Borrowers under, or any other provisions of, any of the Documents, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein); (e) any failure, omission, delay or lack on the part of Bank to enforce, assert or exercise any provision of the Documents, including any right, power or remedy conferred on Bank in any of the Documents or any action on the part of Bank granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Borrowers under all or any of the Documents; (g) the release or discharge of Borrowers from the performance or observance of any obligation, undertaking or condition to be performed by

Borrowers under any of the Documents by operation of law, including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Bank or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Bank which results in any impairment or destruction of any subrogation, indemnity, reimbursement or contribution rights of Guarantor, or any rights of Guarantor to proceed against any other person or entity for reimbursement; (j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Nebraska or any other jurisdiction; and (k) the termination or renewal of any of the Obligations or any other provision thereof.

5.

Guarantor represents and warrants to Bank that: (a) neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of Guarantor; (b) no further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by Guarantor or for Guarantor’s compliance with the terms and provisions of this Guaranty; (c) this Guaranty is the legal, valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and subject to general principles of equity; (d) Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent Guarantor is a corporation, partnership, limited liability company or other form of entity, the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) Guarantor’s Social Security Number or Federal Tax Identification Number is accurately set forth herein next to Guarantor's signature; (f) any financial statements and other information relating to Guarantor heretofore delivered to Bank are true, correct and complete in all material respects as of the date of this Guaranty; Guarantor understands that Bank is relying upon such information, and Guarantor represents that such reliance is reasonable; and the financial statements of Guarantor delivered by Borrowers to Bank pursuant to the Loan Agreement have been prepared in accordance with generally accepted U.S. accounting principles consistently applied and accurately reflect, as of the date of this Guaranty, the financial condition of Guarantor; (g) during the term of this Guaranty, Guarantor will not transfer or dispose of any material part of Guarantor's assets except in the ordinary course of business for full and fair consideration and reasonably equivalent value; (h) Guarantor will furnish to Bank the financial information required under Section 6.08 of the Loan Agreement and such other financial information as bank may reasonably request; and (i) the Documents are conclusively presumed to have been signed in reliance on this Guaranty and the assumption by Guarantor of its obligations under this Guaranty results in direct financial benefit to such Guarantor.

6.

This Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of reborrowing or extension by Borrowers, and Bank gives Guarantor written notice of the full and final satisfaction of the Obligations.  The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrowers to Bank are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrowers, Borrowers as a debtor in possession or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof.  This Guaranty shall remain in full force and effect and continue to be effective in the event that: (a) any petition is filed by or against Borrowers or Guarantor for liquidation or reorganization, including, without limitation, under Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq. (the “Code”), (b) Borrowers or Guarantor becomes insolvent or makes an assignment for the benefit of creditors, or (c) a receiver or trustee is appointed for all or any significant part of Borrowers’ or Guarantor’s assets. This Guaranty shall continue to be effective or be reinstated, as applicable, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Bank, whether as a “voidable preference”, “fraudulent conveyance” or otherwise, all as though such payment or performance had not been made.  In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid to Bank and not so rescinded, reduced, restored or returned.

7.

Guarantor shall not have any right of subrogation, indemnity or reimbursement or hold any other claim against Borrowers, and Guarantor does hereby release Borrowers from any and all claims by Guarantor now or hereafter arising against Borrowers.  Furthermore, Guarantor hereby unconditionally and irrevocably waives: (a) any right to participate in any security now or hereafter held by Bank or in any claim or remedy of Bank or any other person against Borrowers with respect to the Obligations, (b) any statute of limitations affecting Guarantor's liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty, and (d) diligence, presentment, protest, demand for performance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty, notice of defaults under any of the Documents and all other notices whatsoever.

8.

Notwithstanding the preceding Section 7, in the event that Guarantor shall have any claims against Borrowers, any indebtedness of Borrowers now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrowers to Bank.  Any such indebtedness of Borrowers to Guarantor, if Bank so requests, shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

9.

It is not necessary for Bank to inquire into the powers of Borrowers or its shareholders, members, managers, officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the Obligations in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Borrowers.

10.

Bank shall have no obligation to inform Guarantor, and Guarantor agrees to assume all responsibility for keeping informed as to Borrowers’ financial condition, the possible non-payment and non-performance of the Obligations and all matters relating to any collateral for the Obligations or for this Guaranty.  At its option, Bank may, at any time, disclose information concerning Borrowers or any collateral for the Obligations or this Guaranty, but such disclosure shall not obligate Bank to provide the same information, now or in the future, to Guarantor or additional information of any kind to Guarantor.

11.

In addition to all other collateral and security provided for herein, this Guaranty shall be secured by all collateral and security previously, now or hereafter pledged to Bank by Guarantor and any security previously, now or hereafter granted Bank by Guarantor, whether such pledge or grant of security interest specifically relates to this Guaranty or not.

12.

In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay: (a) all of Bank’s reasonable attorneys’ fees and other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty, and (b) interest (including postpetition interest to the extent a petition is filed by or against Borrowers under the Code) at the default rate (as defined in any of the Notes) on any Obligations not paid when due.  Guarantor hereby agrees to indemnify and hold harmless Bank for, from and against any loss, cause of action, claim, cost, expense or fee, including but not limited to attorneys’ fees and court costs, suffered or occasioned by the failure of Borrowers to satisfy their obligations under the Documents or any disclosures of information, financial or otherwise.  The agreement to indemnify Bank contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty.  All moneys available to Bank for application in payment or reduction of the liabilities of Borrowers under the Documents may be applied by Bank to the payment or reduction of such liabilities of Borrowers, in such manner, in such amounts and at such time or times as Bank may elect.

13.

All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by: (a) hand delivery, (b) facsimile, (c) express overnight delivery service, or (d) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (i) receipt, if hand delivered, (ii) transmission, if delivered by facsimile, (iii) the next Banking Day (as defined in the Loan Agreement), if delivered by express overnight delivery service, or (iv) the third Banking Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested.  Notices shall be provided to the Guarantor at the addresses (or facsimile numbers, as applicable) specified on the signature page of this Guaranty and to Bank at the following address (or facsimile number, as applicable): 11404 W. Dodge Road, Stop 4250, Omaha, NE 68197 4250, Attention:  Mark K. McMillan/Justin Mahoney Facsimile: (402) 498-5119, or to such other address or such other person as either Guarantor or Bank may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

14.

Guarantor intends that the business relationship created between Borrowers and Bank by the Documents is solely that of creditor and Borrowers and has been entered into by such parties in reliance upon the economic and legal bargains contained in the Documents.

Furthermore, Guarantor shall support the intent of Guarantor, Borrowers and Bank that the Documents do not create a joint venture, partnership, trust, trust agreement or the like, if, and to the extent that, any challenge occurs, and Guarantor shall not assert that the Documents creates a joint venture, partnership, trust, trust agreement or the like.  Guarantor acknowledges that Bank did not prepare or assist in the preparation of any of the projected financial figures used by Borrowers in analyzing the economic viability and feasibility of the transactions contemplated by the Loan Agreement.  Furthermore, Guarantor acknowledges that Borrowers have not relied upon, nor may it hereafter rely upon, the analysis undertaken by Bank in determining the amount of the loans made to Borrowers under the Loan Agreement and that such analysis will not be made available to Borrowers or Guarantor.

15.

Guarantor authorizes Bank and its employees, officers, agents, representatives and designees to obtain personal credit reports, business credit reports or asset reports, as applicable, with respect to Guarantor.

16.

All of Bank’s rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others.  If under applicable law, Bank proceeds to realize benefits under any Document granting Bank a lien upon any collateral pledged under such Document, either by judicial foreclosure or by non-judicial sale or enforcement, Bank may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty.  If, in the exercise of any of its rights and remedies, Bank shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Borrowers or any pledgor, whether because of any applicable laws pertaining to “election of remedies” or the like, Guarantor hereby consents to such action by Bank and waives any claim upon such action, even if such action by Bank shall result in a full or partial loss of any rights of subrogation which Guarantor might otherwise have had but for such action by Bank.  Any election of remedies which results in the denial or impairment of the right of Bank to seek a deficiency judgment against Borrowers or any pledgor shall not impair Guarantor’s obligation to pay the full amount of the Obligations.

17.

This Guaranty is solely for the benefit of Bank, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrowers.  This Guaranty shall be binding upon Guarantor and upon Guarantor's heirs, executors, personal representatives, administrators, legal representatives, successors and assigns (including a debtor-in-possession on behalf of such Guarantor) and shall likewise be enforceable against any trusts created by Guarantor and shall inure to the benefit of Bank, its successors and assigns.  No sales, participations, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Bank or its successors and assigns hereunder.  Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligations under this Guaranty.

18.

If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.  Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty.  This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.  An electronic transmission or facsimile of this Guaranty shall be deemed an original and shall be admissible as evidence of the document and the signers execution.

19.

“Guarantor” is used in this Guaranty to designate one or more Guarantors.  In the event that more than one Guarantor is a party to this Guaranty, the liability and obligations of each Guarantor under this Guaranty are primary, joint and several and independent of the obligations of any and every other Guarantor or of Borrowers, and a separate action or actions may be brought and executed against any one or more Guarantor, whether or not such action is brought against Borrowers or any other Guarantor and whether or not Borrowers or any other Guarantor be joined in such action or actions.  Notwithstanding the foregoing, this Guaranty shall continue with respect to all other Guarantors in accordance with the provisions of this Guaranty, until Bank gives written notice of the full and final satisfaction of the Obligations as more fully set forth herein.

20.

THIS GUARANTY IS DELIVERED IN THE STATE OF NEBRASKA, AND IT IS THE INTENT OF GUARANTOR AND BANK THAT THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW.  FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN DOUGLAS COUNTY, NEBRASKA OR FEDERAL COURT IN THE DISTRICT OF NEBRASKA AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE STATE OF NEBRASKA IN ACCORDANCE WITH APPLICABLE LAW.  FURTHERMORE, GUARANTOR WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.  NOTHING CONTAINED IN THIS SECTION SHALL LIMIT OR RESTRICT THE RIGHT OF BANK TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE WHERE GUARANTOR RESIDES OR MAINTAINS ITS CHIEF EXECUTIVE OFFICES, AS APPLICABLE, OR IN ANY OTHER STATE, TO THE EXTENT BANK DEEMS SUCH PROCEEDING NECESSARY OR ADVISABLE TO EXERCISE REMEDIES AVAILABLE UNDER THE DOCUMENTS.

21.

GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OBLIGATIONS OF GUARANTOR HEREUNDER OR BANK’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

[The Remainder of this Page Intentionally Left Blank.  Signature Page to Follow.]

IN WITNESS WHEREOF, this Guaranty is executed by the undersigned effective as of the date set forth in the introductory paragraph of this Guaranty.

GUARANTOR:

The LGL Group, Inc., a Delaware corporation

By: /s/ Greg Anderson

      Greg Anderson, President

EIN: #381799862

Send Notices to:

The LGL Group, Inc.

2525 Shader Road

Orlando, FL 32804

Attention:  Chief Executive Officer

Facsimile:  (407) 298-8023

STATE OF Florida_______

)

) SS.

COUNTY OF Orange______

)

The foregoing instrument was acknowledged before me on this __19th__ day of _____August____, 2009, by Greg Anderson, President of The LGL Group, Inc., a Delaware corporation, on behalf of the company.

/s/ Silvia H. Castro

Notary Public

My Commission Expires:  ___June 12, 2012______